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                               AMENDMENT NO. 1 TO
                             STOCK OPTION AGREEMENT


     This Amendment No. 1 to the Stock Option Agreement ("Stock Option Agreement") entered into as of June 5, 1996 between Guitar Center Management Company, Inc., a California corporation (the "Company"), and Larry Thomas ("Optionee") is dated as of the 15th day of October 1996.

     WHEREAS, it was the parties intention that Optionee be granted an option to purchase securities exercising into 2.5% of the Company's equity;

     WHEREAS, the parties acknowledge that a mutual mistake resulted in the failure of Stock Option Agreement to reflect the true intent of the parties;

     WHEREAS, the parties desire to amend the Stock Option Agreement to clarify the intent of the parties.

     NOW THEREFORE, in consideration of the premises and of the mutual agreements contained in this Amendment, the parties hereto agree as follows:

     Section 1. Section 1 of the Stock Option Agreement is hereby deleted in its entirety and the following is inserted in lieu therefor:

          "Section 1.    GRANT OF OPTION

               On the terms and subject to the conditions stated in this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase 43,344 Units (the "Option Units") for a purchase price of $100.00 per Unit (the
          "Exercise

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          Price") once a Unit is exercised, the securities constituting a Unit shall be detachable from each other."

     Section 2.     The term "Vested Shares" set forth in the last sentence of
Section 2 of the Stock Option Agreement is hereby deleted in its entirety and the term "Vested Units" is hereby inserted in lieu thereof.

     Section 3.     The term "Vested Shares" set forth in the second sentence of
Section 3(b) of the Stock Option Agreement is hereby deleted in its entirety and the term "Vested Units" is hereby inserted in lieu thereof.

     Section 4.     The term "Option Shares" set forth in the second sentence of
Section 4 of the Stock Option Agreement is hereby deleted in its entirety and the term "Option Units" is hereby inserted in lieu thereof.

     Section 5. The term "Unvested Shares" set forth in Sections 6(a), 6(b), 6(c), and 6(d) of the Stock Option Agreement is hereby deleted in its entirety in each subsection, respectively, and the term "Unvested Units" is hereby inserted in each subsection, respectively, in lieu thereof.

     Section 6. The phrase "or Junior Preferred Stock" shall hereby be inserted immediately after the term "Common Stock" in the first sentence of the first paragraph of Section 9(a), and in the first and second sentence of the second paragraph of Section 9(a), respectively.


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     Section 7.     The phrase "including those shares of Common Stock issuable upon conversion of Junior Preferred Stock" shall hereby be added immediately following the term "Option" in Section 9(b) of the Stock Option Agreement.

     Section 8. The first sentence of Section 10(a) is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

          "If the Common Stock and/or Junior Preferred Stock is changed by reason of a stock split, reverse stock split or stock combination, stock dividend or distribution, or recapitalization or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization (including but not limited to conversion of the Company's Junior Preferred Stock), the Board shall make such adjustments in the number and class of shares of stock constituting a Unit as shall be necessary to preserve the rights substantially proportionate to Optionee's rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights). The exercise price for each Unit shall not change notwithstanding any change to the number and class of shares of stock constituting a Unit."

     Section 9. The term "Option Shares" set forth in Sections 10(b) and 10(c) of the Stock Option Agreement is hereby deleted in its entirety and the term "Option Units" is hereby inserted in lieu thereof, and the phrase "or shares of Junior Preferred Stock, as applicable," shall hereby be inserted immediately following the term "Common Stock" in Section 10(b) of the Stock Option Agreement.


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     Section 10.    The term "Option Shares" set forth in the first sentence of
Section 11(b) of the Stock Option Agreement is hereby deleted in its entirety and the term "Option Units" is hereby inserted in lieu thereof.

     Section 11. The definition of "Calculated Corporate Value" in Section 12 of the Stock Option Agreement is hereby deleted in its entirety and the following definition is hereby inserted in lieu thereof:

          "'Calculated Corporate Value' (a) in connection with any Qualified Public Offering or Market Price Determination means an amount equal to the sum of (x) the aggregate liquidation value of the Junior Preferred Stock outstanding on the date of measurement plus (y) the Public Offering Price or Current Public Market Value, applicable to such Qualified Public Offering or Market Price Determination, multiplied by the number of Option Vesting Determination Shares, and (b) in connection with any Company Sale means the calculated Corporate Value as defined in the Company's Amended and Restated 1996 Performance Stock Option Plan."

     Section 12.    The definition of "Current Public Market Value" set forth in
Section 12 of the Stock Option Agreement is amended to add the following phrase immediately after the word "determined" in the last sentence:

          "provided that the Current Public Market Value of a share of Junior Preferred Stock shall not be less than its liquidation valued per share."


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     Section 13.    The definition of "Organic Change" in Section 12 of the
Stock Option Agreement shall be amended to add the phrase "or Junior Preferred Stock" immediately following the term "Common Stock" in each place it shall appear.


     Section 14. The definition of "Option Shares" set forth in Section 12 of the Stock Option Agreement is hereby deleted in its entirety and the following definition is hereby inserted in lieu thereof:

          "`Option Units' has the meaning giving to such term in
          Section 1."

     Section 15.    The definition of "Option Vesting Determination Shares" in
Section 12 of the Stock Option Agreement is hereby deleted in its entirety and the following definition is hereby inserted in lieu thereof:

          "`Option Vesting Determination Shares' means the shares of Common Stock and Common Stock Equivalents outstanding minus any shares of Common Stock issuable upon exercise of options to purchase Units not classified under the Company's Amended and Restated 1996 Performance Stock Option Plan as Units Available for Award."

     Section 16.    The following definition is added to Section 12:

          "'Junior Preferred Stock Equivalents' means the right to acquire, whether or not immediately exercisable, one share of Junior Preferred Stock, whether


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          evidenced by an option, warrant, convertible security or other instrument or agreement."

     Section 17. The definition of "Purchase Price" in Section 12 of the Stock Option Agreement is hereby deleted in its entirety and the following definition is hereby inserted in lieu thereof:

          "`Purchase Price' means the Exercise Price multiplied by the number of Units with respect to which the Option is being exercised."

     Section 18. The definition of "Share" in Section 12 of the Stock Option Agreement is hereby deleted in its entirety and the following definition is hereby inserted in lieu thereof:

          "`Share' shall mean one share of Common Stock or one share of Junior Preferred Stock, whichever is the case, as adjusted in accordance with Section 10 (if applicable)."

     Section 19. The definition of the term "Transfer" in Section 12 of the Stock Option Agreement shall be amended to add the phrase "or Junior Preferred Stock" inserted immediately following the term "Common Stock."

     Section 20. Section 12 of the Stock Option Agreement shall be amended to add the following definition:

          "`Units' shall mean a strip of securities constituting one share of Common Stock and 99/100th of a share of Junior
          Preferred Stock, in each case as adjusted pursuant to
          Section 10 hereof.


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          For purposes of this Agreement a single Unit shall both be a Common
          Stock Equivalent and 99/100th of a Junior Stock Equivalent."

     Section 21. The definition of "Unvested Shares" in Section 12 of the Stock Option Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

          "`Unvested Units' means the number of Option Units which have not vested in accordance with Sections 3 or 6 of this Agreement."

     Section 22. The definition of "Vested Shares" set forth in Section 12 of the Stock Option Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

          "`Vested Units' means the number of Option Units, if any, which have vested in accordance with Sections 3 or 6 of this Agreement."

     Section 23. Except as set forth herein, the provisions of the Stock Option Agreement shall remain in full force and effect.


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     Section 24.    This Amendment Number 1 to the Stock Option Agreement shall become effective as of June 5, 1996.

     IN WITNESS WHEREOF, the Company has caused this Amendment Number 1 to be executed on its behalf by its officer duly authorized to act on behalf of the Board, and the Optionee has personally executed this Agreement.

                                   GUITAR CENTER MANAGEMENT
                                   COMPANY, INC.



                                   By______________________________________

                                        Name:______________________________

                                        Title:_____________________________



                                   ________________________________________
                                                  Larry Thomas


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